EX-32
                          SECTION 1350 CERTIFICATION

                           SECTION 1350 CERTIFICATION

In connection with the Annual Report of FreeStar Technology Corporation ("Registrant") on Form 10-KSB for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission ("Report"), each of the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: November 3, 2003                By: /s/  Paul Egan
                                       Paul Egan, President


Dated: November 3, 2003                By: /s/  Ciaran Egan
                                       Ciaran Egan, Chief Financial Officer